OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated June 19, 2007

This Supplement updates certain information contained in the currently effective Prospectus of Old Mutual Insurance Series Fund dated April 10, 2007. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

At a meeting of shareholders of the Old Mutual Large Cap Growth Portfolio and the Old Mutual Large Cap Growth Concentrated Portfolio (together, the “Portfolios”) held on June 19, 2007, shareholders of the Portfolios approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC (“Ashfield”).

Ashfield had been serving as an interim investment sub-advisor to the Portfolios since February 10, 2007. A description of Ashfield and the portfolio managers for each of the Portfolios are contained in the current Prospectuses.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

R-07-097 06/2007